UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 11, 2004

SANGAMO BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction)	(Commission File Number of incorporation)	(I.R.S. Employer Identification No.)

501 Canal Blvd., Suite A100
Richmond, California 94804
(Address of principal executive offices)

(510) 970-6000
(Registrant’s telephone number, including area code)

ITEM 5.           OTHER EVENTS

On February 11, 2004, Sangamo BioSciences, Inc. and Edwards Lifesciences Corporation announced the filing of an investigational new drug application (IND) by Edwards Lifesciences with the U.S. Food and Drug Administration for EW-A-401, a novel therapeutic designed to stimulate the growth of normal blood vessels for the treatment of peripheral artery disease.  A joint press release was issued by Sangamo and Edwards Lifesciences announcing the filing of the IND on February 11, 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.           EXHIBITS

(c)	Exhibits
	99.1	Joint Press Release of Sangamo BioSciences, Inc. and Edwards Lifesciences Corporation dated February 11, 2004 announcing the filing of an IND.

	99.2	Press Release of Sangamo BioSciences, Inc. dated February 11, 2004 reporting Sangamo BioSciences, Inc.’s financial results for the quarter and year ended December 31, 2003.

ITEM 12.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Item 12 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 12 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On February 11, 2004, Sangamo BioSciences, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 11, 2004
SANGAMO BIOSCIENCES, INC.

	By:	/s/ EDWARD O. LANPHIER II
Edward O. Lanphier II
President, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release of Sangamo BioSciences, Inc. and Edwards Lifesciences Corporation dated February 11, 2004 announcing the filing of an IND.

99.2	Press Release of Sangamo BioSciences, Inc. dated February 11, 2004 reporting Sangamo BioSciences, Inc.’s financial results for the quarter and year ended December 31, 2003.